EV TRADITIONAL FLORIDA INSURED MUNICIPALS FUND
                 EV TRADITIONAL HAWAII MUNICIPALS FUND
                 EV TRADITIONAL KANSAS MUNICIPALS FUND
              Supplement to Prospectus dated June 1, 1995
                      as revised February 1, 1996

              EV TRADITIONAL GOVERNMENT OBLIGATIONS FUND
                 EATON VANCE MUNICIPAL BOND FUND L.P.
             Supplement to Prospectuses dated May 1, 1995

               EV TRADITIONAL HIGH YIELD MUNICIPALS FUND
             Supplement to Prospectus dated August 1, 1995

     Shares of each Fund may be sold at net asset value to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

February 19, 1996                                               T-6SUPP